UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2011
FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-3950	38-0549190

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 313-322-3000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 12, 2011, our Annual Meeting of Shareholders was held. The matters voted upon and the results of the vote were as follows:
Proposal One: Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Stephen G. Butler	4,424,727,068	32,636,229	18,108,252	1,173,632,083
Kimberly A. Casiano	4,418,257,042	40,211,927	17,002,580	1,173,632,083
Anthony F. Earley, Jr.	4,073,831,522	384,188,237	17,451,745	1,173,632,083
Edsel B. Ford II	4,316,798,342	148,969,347	9,702,070	1,173,632,083
William Clay Ford, Jr.	4,402,893,867	63,743,438	8,834,244	1,173,632,083
Richard A. Gephardt	4,250,717,157	209,394,546	15,359,559	1,173,632,083
James H. Hance, Jr.	4,284,242,953	173,256,066	17,972,531	1,173,632,083
Irvine O. Hockaday, Jr.	4,393,745,975	65,053,752	16,671,821	1,173,632,083
Richard A. Manoogian	4,137,395,453	321,804,086	16,271,958	1,173,632,083
Ellen R. Marram	4,354,215,484	103,471,611	17,783,452	1,173,632,083
Alan Mulally	4,407,081,060	59,485,016	8,905,474	1,173,632.083
Homer A. Neal	4,402,270,700	56,122,700	17,078,105	1,173,632,083
Gerald L. Shaheen	4,423,146,041	34,474,066	17,850,743	1,173,632,083
John L. Thornton	4,341,540,457	116,255,588	17,675,504	1,173,632,083
Proposal Two: Ratification of Selection of Independent Registered Public Accounting Firm. A proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the books of account and other corporate records of the Company for 2011 was adopted with the votes shown:

For	Against	Abstained	Broker Non-Votes
5,572,060,697	56,944,147	20,098,237	0
Proposal Three: Relating to an Advisory Vote by Shareholders to Approve the Compensation of the Named Executives. A proposal relating to a shareholder advisory vote to approve the compensation of the Named Executives was approved with the votes shown:

For	Against	Abstained	Broker Non-Votes
4,162,219,924	293,787,254	19,464,276	1,173,632,083
Proposal Four: Relating to the Frequency of the Shareholder Advisory Vote to Approve the Compensation of the Named Executives. A proposal relating to the frequency of the shareholder advisory vote to approve the compensation of the Named Executives received a majority of the votes cast in favor of a shareholder advisory vote every 1 YEAR with the votes shown:

1 YEAR	2 YEARS	3 YEARS	Abstained	Broker Non-Votes
4,252,254,244	23,698,709	177,872,039	21,645,787	1,173,632,083
The Company adopts every 1 YEAR as the frequency of the shareholder advisory vote to approve the compensation of the Named Executives.
Proposal Five: Relating to the Company Issuing a Report Disclosing the Company’s Political Contributions. A proposal relating to the Company issuing a report disclosing political contributions was rejected with the votes shown:

For	Against	Abstained	Broker Non-Votes
172,412,529	3,908,470,296	394,588,724	1,173,632,083

Proposal Six: Relating to Consideration of a Recapitalization Plan to Provide that All of the Company’s Outstanding Stock Have One Vote Per Share. A proposal relating to consideration of a recapitalization plan to provide that all of the Company’s outstanding stock have one vote per share was rejected with the votes shown:

For	Against	Abstained	Broker Non-Votes
1,404,748,105	3,048,273,270	22,448,010	1,173,632,083
Proposal Seven: Relating to Permitting Holders of 10% of Common Stock to Call Special Shareholder Meetings. A proposal relating to permitting holders of 10% of Ford Common Stock to call special shareholder meetings was rejected with the votes shown:

For	Against	Abstained	Broker Non-Votes
955,713,255	3,499,163,642	20,594,652	1,173,632,083
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY (Registrant)
Date: May 18, 2011	By:	/s/ Peter J. Sherry, Jr.
Peter J. Sherry, Jr.,
Secretary